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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 26, 2001


                              DRUGSTORE.COM, INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                       0-78813                  04-3416255
         --------                       -------                  ----------
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                       13920 SE Eastgate Way, Suite 300
                              Bellevue, WA 98005
                   (Address of principal executive offices)
                   -----------------------------------------
                        Registrant's telephone number:
                                (425) 372-3200

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Item 5.   Other Events

     The information set forth in the Registrant's news release dated January 19, 2001 (attached hereto as Exhibit 99.1) is incorporated herein by reference to such news release.

Item 7.   Exhibits

          Designation of
            Exhibit in
           This Report                 Description of Exhibit
          --------------             -------------------------
               99.1                  Registrants' news release
                                      dated January 19, 2001

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2001
                                       DRUGSTORE.COM, INC.


                                       By: /s/ David Rostov
                                           -------------------------------------
                                           David Rostov
                                           Vice President, Chief Financial
                                           Officer and Treasurer

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